UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

Figure Technology Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42829	99-2556408
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 600 Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 789-8049

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FIGR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (“Annual Meeting”) of Figure Technology Solutions, Inc. (the “Company”) was held on June 4, 2026. Of the 690,250 shares of Blockchain common stock, 181,663,016 shares of Class A common stock and 37,893,047 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting as of the April 9, 2026 record date, 76,375,292 shares of the Company’s Class A common stock and Blockchain common stock and 37,893,047 shares of Class B common stock were represented at the beginning of the meeting in person or by proxy, constituting a quorum. The following are voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 24, 2026.

Proposal 1: The Company’s stockholders elected eight Directors to serve until the Annual Meeting of Stockholders to be held in 2027 and until their respective successors shall be duly elected and qualified. The votes regarding the election of the directors were as follows:

Name	Votes For	Withheld	Broker Non-Votes
Michael Tannenbaum	413,995,718	3,944,397	37,365,647
Adam Boyden	399,244,046	18,696,069	37,365,647
Michael Cagney	403,744,858	14,195,257	37,365,647
David Katsujin Chao	387,760,177	30,179,838	37,365,647
Lesley Goldwasser	401,970,390	15,969,725	37,365,647
Sachin Jaitly	414,256,352	3,683,763	37,365,647
Daniel Morehead	403,685,452	14,254,663	37,365,647
June Ou	387,336,666	30,603,449	37,365,647

Proposal 2: The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The proposal received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
454,618,693	109,576	577,493	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIGURE TECHNOLOGY SOLUTIONS, INC.

Date: June 10, 2026	By:	/s/ Michael Tannenbaum
	Name:	Michael Tannenbaum
	Title:	Chief Executive Officer and Director